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                                  EXHIBIT 99.2
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                    REAFFIRMATION AND RATIFICATION AGREEMENT
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                                                 February 15, 2006

Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:


Reference is made to the (a) Security Agreement, dated as of October 31, 2005, as amended and restated as of the date hereof, between RG America, Inc., a Nevada corporation (the "Company"), RG Restoration, Inc., a Texas corporation ("RG Restoration"), RG Risk Management, Inc., a Texas corporation ("Risk Management") and RG Roofing, Inc., a Texas corporation ("RG Roofing") in favor of Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus") (as amended, modified or supplemented from time to time, the "Security Agreement"), (b) the Subsidiary Guaranty, dated as of October 31, 2005 made by RG Restoration, Risk Management, RG Roofing, Restoration Group America 2003, Inc., a Texas corporation ("RG America"), RG Insurance Services, Inc., a Texas corporation ("RG Insurance"), CTFD, Inc., a Texas corporation ("CTFD"), CTFD Marine, Inc., a Texas corporation ("CTFD Marine"), Invvision Funding, Inc., a Texas corporation ("Invvision"), RG Florida GC, Inc., a Florida corporation ("RG Florida GC"), RG Florida SC, Inc., a Florida corporation ("RG Florida SC"), Total Professional Restoration, Inc., a Texas corporation ("Total Professional") and Practical Building Solutions 2000, Inc., a Texas corporation ("Practical Building"), in favor of Laurus (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), (c) the Master Security Agreement dated as of October 31, 2004 made by the Company, RG Restoration, Risk Management, RG Roofing, RG America, RG Insurance, CTFD, CTFD Marine, Invvision, RG Florida GC, RG Florida SC, Total Professional and Practical Building in favor of Laurus (as amended, modified or supplemented from time to time, the "Master Security Agreement") and
(d) Stock Pledge Agreement dated as of October 31, 2005 made by the Company, RG Restoration, Risk Management, RG Roofing, RG America, RG Insurance, CTFD, CTFD Marine, Invvision, RG Florida GC, RG Florida SC, Total Professional and Practical Building in favor of Laurus (as amended, modified or supplemented from time to time, the "Stock Pledge Agreement") (the Security Agreement, the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement, collectively, the "Existing Security and Guaranty Agreements").

      In consideration of the amendment and restatement of (i) that certain Amended and Restated Secured Convertible Note, dated as of October 31, 2005 and amended and restated as of the date hereof, made by the Company and certain Subsidiaries of the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "Amended and Restated Laurus Note"), (ii) that certain Amended and Restated Secured Non-Convertible Revolving Note, dated as of October 31, 2005 and amended and restated as of the date hereof, made by the Company and certain Subsidiaries of the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "Amended and Restated Laurus Revolving Note"), (iii) the Security Agreement, as amended and restated,
(iv) the other Ancillary Agreements referred to in, and defined in, the Amended and Restated Security Agreement to the extent amended and restated as of the date hereof (the agreements set forth in the preceding clauses (i) through (iv), inclusive, collectively, the "Amended and Restated Laurus Agreements"), each of the Company, RG Restoration, Risk Management, RG Roofing, RG America, RG Insurance, CTFD, CTFD Marine, Invvision, RG Florida GC, RG Florida SC, Total Professional and Practical Building (collectively, the "Credit Parties") hereby:



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      2. represents and warrants to Laurus that it has reviewed and approved the terms and provisions of each of the Amended and Restated Laurus Agreements and the documents, instruments and agreements entered into in connection therewith;

      3. acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each of the Credit Parties under each of the Amended and Restated Laurus Agreements are (i) "Obligations" under, and as defined in the Security Agreement, (ii) "Obligations" under, and as defined in the Subsidiary Guaranty, (iii) "Obligations" under, and as defined in, the Master Security Agreement and (iv) "Obligations" under, and as defined in, the Stock Pledge Agreement;

      4. acknowledges, ratifies and confirms that each of the Amended and Restated Laurus Agreements are (i) an "Agreement" or an "Ancillary Agreement", as the case may be, under, and as defined in the Security Agreement and (ii) "Documents" under, and as defined in, each of the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement;

      5. acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the Amended and Restated Laurus Agreements;

      6. represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any Existing Security and Guaranty Agreement; and

      7. acknowledges, ratifies and confirms the grant by each of the Credit Parties to Laurus of a security interest in the assets of (including the equity interests owned by) each of the Credit Parties, respectively, as more specifically set forth in the Existing Security and Guaranty Agreements.

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      This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.


                       Very truly yours,

                       RG AMERICA, INC.

                       By:
                           ---------------------
                       Name:
                       Title:
                       Address:

                       RG RESTORATION, INC. (d/b/a The Restoration Group)

                       By:
                           ---------------------
                       Name:
                       Title:
                       Address:

                       RG RISK MANAGEMENT, INC. (d/b/a The Recovery Group)

                       By:
                           ---------------------
                       Name:
                       Title:
                       Address:

                       RG ROOFING, INC. (d/b/a The Roofing Group)

                       By:
                           ---------------------
                       Name:
                       Title:
                       Address:


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                       RESTORATION GROUP AMERICA 2003, INC.

                       By:
                           ---------------------
                       Name:
                       Title:
                       Address:

                       RG INSURANCE SERVICES, INC.

                       By:
                           ---------------------
                       Name:
                       Title:
                       Address:

                       CTFD, INC.

                       By:
                           ---------------------
                       Name:
                       Title:
                       Address:

                       CTFD MARINE, INC.

                       By:
                           ---------------------
                       Name:
                       Title:
                       Address:

                       INVVISION FUNDING, INC. (d/b/a RG Financial Services)

                       By:
                           ---------------------
                       Name:
                       Title:
                       Address:

                       RG FLORIDA GC, INC.

                       By: ____________________
                       Name:
                       Title:
                       Address:

                       RG FLORIDA SC, INC.

                       By: ____________________
                       Name:
                       Title:
                       Address:

                       TOTAL PROFESSIONAL RESTORATION, INC.

                       By:
                           ---------------------
                       Name:
                       Title:
                       Address:

                       PRACTICAL BUILDING SOLUTIONS 2000, INC.

                       By:
                           ---------------------
                       Name:
                       Title:
                       Address:


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Acknowledged and Agreed to by:

LAURUS MASTER FUND, LTD.

By:
   ---------------------
   Name:
   Title: